Business Combinations (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Business Combinations [Abstract]
Preliminary Values of Assets Acquired and Liabilities Assumed
The following table summarizes the preliminary values of the assets acquired and liabilities assumed at the date of acquisition.

November 1, 2015
(In millions)
Assets:
Cash and cash equivalents	$20
Receivables	52
Prepaid expenses and other current assets	4
Property and equipment	14
Intangible assets	19
Goodwill	155
Other assets	1
Liabilities:
Medical claims and benefits payable	(2)
Accounts payable and accrued liabilities	(23)
Deferred revenue	(2)
Other long-term liabilities	(7)
Total purchase price	$231

Schedule of Intangible Assets Identified
The following table presents the intangible assets identified in the transactions described above. The weighted-average amortization period, in the aggregate, is 5.9 years. For these acquisitions in the aggregate, we expect to record amortization of approximately $6 million per year in the years 2016 through 2020 and $1 million in 2021.

	Fair Value	Life
	(In millions)	(Years)
Intangible asset type:
Contract rights - member list	$28	5
Provider network	6	10
	$34

The following table presents the intangible assets identified, by segment. The weighted-average amortization period for the Health Plans identified intangible assets, in the aggregate, is 6.4 years. The weighted-average amortization period for the Other identified intangible assets, in the aggregate, is 4.2 years.

	Fair Value	Useful Life
	(In millions)	(years)
Intangible asset type
Health Plans:
Contract rights - member list	$23	5
Provider network	9	10
Other:
Contract licenses	5	2
Contract rights - member list	14	5
	$51